UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2011
Materion Corporation
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio	44124

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-486-4200
Brush Engineered Materials Inc.
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 7, 2011, Brush Engineered Materials Inc. (the “Company”) filed an amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation, as amended, with the Secretary of State for the State of Ohio. The Amendment changed the Company’s name from Brush Engineered Materials Inc. to Materion Corporation. The Amendment became effective on March 8, 2011.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
3(a)	Amendment to Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 8, 2011

Brush Engineered Materials Inc.
By:	/s/ Michael C. Hasychak
	Name:	Michael C. Hasychak
	Title:	Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3(a)	Amendment to Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc.